Exhibit 32.2

CERTIFICATION PURSUANT TO RULE 13a-14(b) OF THE EXCHANGE ACT AND 18 U.S.C. SECTION
1350, AS ENACTED PURSUANT TO THE SARBANES-OXLEY ACT OF 2003

               In connection with the filing of Universal Power Group, Inc. (the "Company") Annual Report on Form 10-K for the year ending December 31, 2006 with the Securities and Exchange Commission on the date hereof (the “Report"), I, Julie Sansom-Reese, Chief Financial Officer of the Company, certify, pursuant to Rule 13a-14(b) of the Exchange Act and 18 U.S.C. (SS) 1350, as enacted pursuant to the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.

/s/ Julie Sansom-Reese
Julie Sansom-Reese
Chief Financial Officer
(principal financial officer)

March 28, 2007